UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-41886	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, Citi Trends, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) in a virtual format. At the 2024 Annual Meeting, the Company’s stockholders approved an amendment to the Citi Trends, Inc. 2021 Incentive Plan (the “2021 Incentive Plan”) to increase the number of shares authorized under the 2021 Incentive Plan by 450,000 shares (the “Amendment”). The 2021 Incentive Plan was approved by the Company’s stockholders at the 2021 annual meeting of stockholders.

A summary of the material terms of the 2021 Incentive Plan, as amended, is set forth under the caption “Proposal 3: Approval of an Amendment to the Citi Trends, Inc. 2021 Incentive Plan to Increase the Number of Shares Available By 450,000” in the Company’s definitive proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on May 8, 2024 (the “Proxy Statement”), which summary is incorporated herein by reference.

The summaries of the 2021 Incentive Plan and the Amendment contained herein and in the Proxy Statement are not complete and are qualified in their entireties by the full text of the 2021 Incentive Plan and the Amendment. Copies of the 2021 Incentive Plan and the Amendment are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting (1) elected eight director nominees whose terms will expire at the 2025 annual meeting of stockholders, (2) adopted, on a non-binding, advisory basis, the resolution approving the compensation of the Company’s named executive officers as set forth in the Proxy Statement, (3) approved the Amendment, and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025.

The voting results were as follows:

(1) The election of eight directors:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
Jonathan Duskin	6,205,767	504,225	161	656,351
Margaret L. Jenkins	6,125,214	584,558	381	656,351
Cara R. Sabin	6,350,004	359,768	381	656,351
Peter R. Sachse	6,434,015	275,757	381	656,351
Kenneth D. Seipel	6,423,019	286,753	381	656,351
David A. Heath	6,697,246	8,223	4,684	656,351
Chaoyang (Charles) Liu	6,700,514	4,905	4,734	656,351
Michael S. Kvitko	6,696,241	9,228	4,684	656,351

(2) A proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
6,526,017	183,624	512	656,351

(3) A proposal to amend the 2021 Incentive Plan to increase the number of shares authorized for grant by 450,000 shares:

For	Against	Abstain	Broker Non-Votes
6,575,941	133,805	407	656,351

(4) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025:

For	Against	Abstain	Broker Non-Votes
7,341,970	22,252	2,282	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Citi Trends, Inc. 2021 Incentive Plan, incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 16, 2021.

10.2	Amendment to the Citi Trends, Inc. 2021 Incentive Plan, incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed on May 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: June 21, 2024	By:	/s/ Kenneth D. Seipel
	Name:	Kenneth D. Seipel
	Title:	Interim Chief Executive Officer